UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
     -----------------------------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     -----------------------------------------------------------------------

       Date of Report (Date of earliest event reported): January 28, 2008

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-32523                   98-0222710
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                1200 MacArthur Boulevard                            07430
                  Mahwah, New Jersey                             (Zip Code)
       (Address of principal executive offices)

       Registrant's telephone number, including area code: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))
================================================================================

                           CURRENT REPORT ON FORM 8-K
                        DOBI MEDICAL INTERNATIONAL, INC.
                                  June 19, 2007

ITEM 1.03    BANKRUPTCY OR RECEIVERSHIP

      (a) On June 14, 2007 (the "Petition Date"), Dobi Medical International, Inc. (the "Debtor") filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"), in the case captioned in re Dobi Medical International, Inc. Case No. 07-18404(RG). Since the Petition Date, the Debtor has continued to operate its business and manage its properties as debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

On November 2, 2007, the Debtor filed a Plan of Reorganization and a related Disclosure Statement. The Debtor subsequently amended the Disclosure Statement on December 13, 2007. On December 17, 2007, the Bankruptcy Court approved the adequacy of information in the Amended Disclosure Statement and authorized the Debtor to send the Amended Disclosure Statement, the Plan, and ballots to creditors entitled to vote on the Plan.

The summary of the materials features of the Plan are outlined below. This summary only highlights certain provisions of the Plan, and it is not intended to be a complete description of, or substitute for, a full and complete reading of the Plan and the Amended Disclosure Statement which is annexed hereto as
Exhibit 2.1. Capitalized terms not defined herein are defined in the Plan.

Plan of Reorganization
The Plan permits the Debtor to continue its business as a going concern. The purpose of the Plan is to provide the Debtor with a capital structure that can be supported by cash flows from operations and a solid foundation on which to conduct business.

Treatment of Claims and Interests
The Plan divides all Claims except for Administrative Claims, and Priority Tax Claims, and all Interests into various Classes. The following tables summarize the Classes of Claims and Interests under the Plan, and their proposed treatment thereunder.

Class 1     Priority Non-Tax Claims       Payment in full in Cash or
                                          Confirmation.
Class 2     Secured Debenture Claims      A distribution of 10% of the New
                                          Common Stock of Reorganized DOBI, and
                                          participation Pro-Rata in 80% of
                                          the gross proceeds, if any generated
                                          under the License Agreement post-
                                          Confirmation.
Class 3     General Unsecured Claims      No distribution.
Class 4     Equity Interests              Canceled, no distribution.

Implementation
On the Effective Date, except as otherwise specifically provided for in the
Plan: (1) the existing DOBI Equity Interests and any other purchase right, option, warrant, or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest in the Debtor giving rise to any Claim or Interest, shall be canceled solely as to the Debtor, and the Reorganized Debtor shall not have any continuing obligations thereunder and (2) the obligations of the Debtor pursuant, relating, or pertaining to any agreements, indentures, certificate of designation, bylaws, or certificate or articles of incorporation or similar documents governing same shall be released and discharged.

The Plan Funding Agreement which was approved by Order of the Bankruptcy Court on December 11, 2007 provides for an equity infusion of $325,000 from the Plan Funder on the Confirmation Date. The receipt of that equity infusion is a condition precedent to Confirmation of the Plan. Under the Plan Funding Agreement 83% of Reorganized Dobi's New Common Stock will be issued to the Plan Funder on the Confirmation Date, and Reorganized Dobi is required to be current with its public filings with the SEC as soon as practicable at or after the Confirmation Date.




                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOBI MEDICAL INTERNATIONAL, INC.
Date:  January 28, 2008                   By:/s/ Michael R. Jorgensen
                                             -----------------------------------
                                             Michael R. Jorgensen
                                             Authorized Representative